EXHIBIT 99.1

ADT Announces Upsize and Pricing of First-Priority Senior Secured Notes
BOCA RATON, Fla., Aug. 6, 2020 – ADT Inc. (NYSE: ADT) (the “Company” or “ADT”), a leading provider of security, automation, and smart home solutions serving consumer and business customers in the United States, announced today that Prime Security Services Borrower, LLC (the “Issuer”) and Prime Finance Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), its indirect wholly owned subsidiaries, priced their offering of $1,000 million aggregate principal amount of 3.375% first-priority senior secured notes due 2027 (the “Notes”), which represents an increase of $250 million from the aggregate principal amount previously disclosed that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”).
The Offering is expected to close on August 20, 2020, subject to certain conditions.
The Issuers expect to use the proceeds from the Offering, along with cash on hand and/or borrowings under the Issuer's revolving credit facility, to (i) redeem all of the $1,000 million outstanding aggregate principal amount of the 6.250% Senior Notes due 2021 (the “2021 Notes”)  of The ADT Security Corporation, an indirect wholly owned subsidiary of the Company, and (ii) pay related fees and expenses in connection with the transactions.
The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
Nothing in this press release should be construed as a notice to redeem any 2021 Notes. Any such notice will be made separately pursuant to and in accordance with the terms of the indenture governing the 2021 Notes.

About ADT
ADT is a leading provider of security, automation, and smart home solutions serving consumer and business customers through more than 300 locations, 9 owned and operated monitoring centers, and the largest network of security professionals in the United States. The company offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. For more information, please visit www.adt.com or follow us on Twitter, LinkedIn, Facebook, and Instagram.
Forward-Looking Statements
The Company has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, our recently executed long-term, strategic partnership with Google LLC (“Google”) and any stated or implied outcomes with respect thereto, our future growth prospects, our success with respect to product innovation and the market acceptance thereof, the current or future market size for our products, our ability to meet the milestones we have established with respect to our strategic partnership with Google, our ability to effectively utilize any of the amounts invested in us by Google, our anticipated financial performance, management’s plans and objectives for future operations, business prospects, the outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Contacts:
ADT Investor Relations
Derek Fiebig
derekfiebig@adt.com

ADT Media
Paul Wiseman
paulwiseman@adt.com